Exhibit 99.1

Clearlake Portfolio Company Janus International to List on New York Stock Exchange through Business Combination with Juniper Industrial Holdings

Leading provider of cutting-edge access control technologies and building product solutions for the self-storage and industrial sectors

Accretive new partnership with special purpose acquisition company, Juniper Industrial Holdings, founded by Honeywell veterans with unique insights into Janus’s technology focused product offerings

Pro forma implied enterprise value of approximately $1.9 billion and anticipated market capitalization of approximately $1.4 billion at closing

Transaction financed through $348 million of cash held in Juniper’s trust account and a $250 million PIPE, which includes investments by Baron Capital Group, Fidelity Management & Research Company LLC, as well as members of Juniper’s Board of Directors, including Dave Cote, Former Chairman and CEO of Honeywell

Investor Call on December 22, 2020 at 9:00 am EST

TEMPLE, GA, AND SANTA MONICA, CA, December 22, 2020 – Clearlake Capital Group, L.P. (“Clearlake”) portfolio company Janus International Group, LLC (“Janus” or the “Company”), the leading global manufacturer and supplier of turn-key building solutions and new access control technologies for the self-storage and other industrial sectors, announced today that its indirect parent company, Janus Midco, LLC, has entered into a definitive agreement for Janus to become a public company through a merger with Juniper Industrial Holdings, Inc. (NYSE: JIH) (“Juniper”), a publicly-listed special purpose acquisition company. Upon the closing of the transaction, the Company will continue to operate as Janus and will be listed on the NYSE under the ticker symbol “JBI”. Clearlake will remain the largest shareholder in the combined company upon completion of the transaction, and current Chief Executive Officer Ramey Jackson will continue to lead the Company.

“Over the last five years at Janus we have nearly doubled our revenue, and we expect to continue showing strong organic growth in the future as a public company,” said Mr. Jackson. “We are thrilled to be going public at this watershed moment in the industries we serve, where existing infrastructure is either sold-out or requires extensive upgrades. We continue to enjoy a very successful partnership with Clearlake and are grateful for the resources their team has brought to our business, as well as their assistance in the development and expansion of our proprietary Nokē access control technology offerings. It is my pleasure to continue to work with our exceptional Janus leadership team, as well as Clearlake and Juniper, to strategically grow the business.”

“We are enthusiastic about Janus’s future prospects and believe the Company will be able to accelerate its compelling growth plans as a public company,” said José E. Feliciano, Chairman of the Janus Board of Managers and Co-Founder and Managing Partner at Clearlake, and Colin Leonard, Partner at Clearlake. “Janus has an unparalleled position in the products and technologies it offers to the self-storage and industrial sectors, which are experiencing significant tailwinds. We are excited to continue supporting Ramey and his team while leveraging the experience of our new partners at Juniper to expand Janus’s access control solutions, technology offerings, and inorganic growth plans. We believe Janus is a testament to the Clearlake O.P.S.® (Operations, People, and Strategy) framework, and we intend to continue leveraging our extensive resources across the firm in support of the Company’s buy-and-build approach and its development and adoption of game changing products and new technologies for its customers.”

“Janus represents an excellent opportunity to invest in a world-class provider of self-storage and industrial building product solutions that has delivered consistent growth and market outperformance. The Company’s track record of delivering strong organic, high-margin growth and significant cash flow generation spans both up and down economies,” said Roger Fradin, Chairman of Juniper. “We are very pleased to partner with Janus’s proven management team, which possesses a deep understanding of its resilient markets and customers. We look forward to supporting Janus’s continued M&A program and maximizing the value creation potential of its geographic expansion and adjacent opportunities as a public company.”

Janus serves over 10,000 customers worldwide, offering a best-in-class platform that includes exterior and interior self-storage products; comprehensive, efficient and reliable installation service; a Replacement, Remix & Renovation (“R3”) division for retrofit and adaptation projects; unique smart access control and facility management technology; and a comprehensive offering of rolling steel doors for the warehouse, industrial and commercial & auto repair segments. As the only industry player with a nationwide manufacturing and installation network, Janus possesses deep customer relationships and serves as the complete lifecycle partner to its customers.

The Company established itself as the market leader in the self-storage space by providing cutting-edge solutions that address unique and growing market needs. At its core, demand for Janus solutions is driven by over 90% utilization of existing self-storage units nationwide and continued opportunities for R3 projects in an aging market where approximately 60% of installed facilities are over two decades old. Janus is uniquely positioned to continue to gain market share in the industrial end market, which has been bolstered by the growth of e-commerce and the resulting substantial increase in warehouse footprint across a variety of end-markets. Lastly, Janus’s access control product offerings through Nokē have seized a first-mover advantage in a nascent but largely untapped market for smart facilities and wireless management technology.

Janus Investment Highlights

•	Leading provider of self-storage solutions, industrial building products and access control technologies

•	Best-in-class platform serves as the “one-stop-shop” to revitalize, enhance, and improve the economics of aging assets

•	Proven track record of strong, high-margin growth with an organic compounded annual growth rate of 10% since 2016 and Adjusted EBITDA margins of over 25%

•	Pro forma implied enterprise value of approximately $1.9 billion and market capitalization of approximately $1.4 billion at closing

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A strong cash flow profile that should allow for accelerated deleveraging, as well as continued capital deployment through the company’s highly accretive M&A program Janus’s management team, with decades of leading self-storage, industrials and sales experience, is led by Chief Executive Officer Ramey Jackson and Chief Financial Officer Scott Sannes. Management will be supported by a highly experienced Board of Directors, with Mr. Feliciano remaining as Chairman of the board. He will be joined on the board by David Curtis, existing board member and Janus founder, Mr. Fradin, Chairman of Juniper and former Vice Chairman of Honeywell, and Brian Cook, Chief Executive Officer of Juniper and former Vice President and Global Head of M&A at Honeywell, among others.

Transaction Overview

The transaction is expected to be funded through a combination of approximately $348 million held in Juniper’s trust account (assuming no redemptions are effected) as well as the proceeds of a $250 million PIPE backed by several blue-chip institutional investors, including Baron Capital Group, Fidelity Management & Research Company LLC, and members of Juniper’s Board of Directors, including Former Chairman and CEO of Honeywell Dave Cote. Existing Janus shareholders are expected to own approximately 51% of the Company at closing, while Juniper Founders are expected to own approximately 5%.

The transaction values Janus at an implied $1.9 billion pro forma enterprise value, or 11.9 times calendar year 2021 estimated Adjusted EBITDA of approximately $162 million before public company costs, which is at a substantial discount to the Company’s peer group. The Company will have a pro-forma net leverage ratio of approximately 3.5 times its estimated 2021 Adjusted EBITDA at closing, with significant visibility to deleveraging based on the Company’s cash flow profile.

The Boards of Directors of Juniper and the Board of Managers of Janus have unanimously approved the transaction. The transaction is subject to approval by Juniper’s shareholders and the satisfaction of other customary closing conditions.

Additional information about the proposed business combination, including a copy of the business combination agreement and investor presentation, is provided in a Current Report on Form 8-K filed by Juniper with the Securities and Exchange Commission and available at www.sec.gov. The investor presentation can also be found on Janus’s website at https://www.janusintl.com/ and Juniper’s website at https://www.juniperindustrial.com/.

Advisors

Morgan Stanley & Co. LLC is acting as financial advisor to Janus. UBS is acting as financial and capital markets advisor as well as placement agent to Juniper. Moelis & Company LLC is also acting as financial advisor to Juniper.

Investor Conference Call Information

Janus and Juniper will host a joint investor conference call to discuss the proposed transaction today, December 22, 2020, at 9:00 am EST.

To listen to the prepared remarks via telephone, dial 1-877-407-0789, or for international callers, dial 1-201-689-8562. For those who are unable to listen to the live call, a replay will be available on the Juniper website after the call at www.juniperindustrial.com.

The live conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction and a transcript of the investor call will also be available at www.juniperindustrial.com/. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About Janus International Group

Janus International Group (“Janus”) is the leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including: roll up and swing doors, hallway systems, re-locatable storage units, and facility and door automation technologies. The Janus team operates out of several U.S. locations and five locations internationally. More information is available at www.janusintl.com.

About Clearlake

Clearlake Capital Group, L.P. is a leading investment firm founded in 2006 operating integrated businesses across private equity, credit and other related strategies. With a sector-focused approach, the firm seeks to partner with world-class management teams by providing patient, long-term capital to dynamic businesses that can benefit from Clearlake’s operational improvement approach, O.P.S.® The firm’s core target sectors are industrials, technology, and consumer. Clearlake currently has approximately $25 billion of assets under management and its senior investment principals have led or co-led over 200 investments. The firm has offices in Santa Monica and Dallas. More information is available at www.clearlake.com and on Twitter @ClearlakeCap.

About Juniper Industrial Holdings, Inc. (NYSE: JIH)

Juniper Industrial Holdings (“JIH” or “Juniper”) is a Special Purpose Acquisition Corporation (“SPAC”) targeting companies within the industrials sector. With $348 million in trust, the SPAC was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Juniper’s management team has a proven track record of identifying market-leading technologies across the industrial spectrum, and an affinity for businesses with strong brands and mission-critical offering. The Juniper team has a robust network of relationships within industrial and investment communities built over 60+ years of combined industry experience, and a deep understanding of industrial trends. More information is available at www.juniperindustrial.com.

Important Information and Where to Find It

This communication is being made in connection with the proposed business combination involving Juniper and Janus, Juniper intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Juniper, and after the registration statement is declared effective, Juniper will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Juniper’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Juniper, Janus and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Juniper as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by Juniper may be obtained free of charge from Juniper at www.juniperindustrial.com/investors. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: Juniper Industrial Holdings, Inc., 14 Fairmount Avenue, Chatham, New Jersey 07928.

Participants in the Solicitation

Juniper, Janus and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Juniper’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Juniper is contained in Juniper’s annual report on Form 10-K for the fiscal year-ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. In addition, the documents filed by Juniper may be obtained from Juniper as described above under “Important Information and Where to Find It.”

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of the respective management of Janus and Juniper, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Juniper’s filings with the SEC including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” in Part I, Item 1A of Juniper’s Form 10-K for the year ended December 31, 2019 and in Juniper’s other filings. There can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Janus nor Juniper is under any obligation, and each of them expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written or oral forward-looking statements attributable to Janus or Juniper or persons acting on its behalf are qualified in their entirety by this paragraph.

In addition to factors previously disclosed in Juniper’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) ability to meet the closing conditions to the merger, including approval by stockholders of Juniper on the expected terms and schedule and the risk that any regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; (ii) the occurrence of any event, change or other circumstance that could cause the termination of the merger agreement or a delay in the closing of the merger; (iii) the effect of the announcement or pendency of the proposed merger on Juniper’s business relationships, operating results, and business generally; (iv) failure to realize the benefits expected from the proposed transaction; (v) risks that the proposed merger disrupts Janus’s current plans and operations and potential difficulties in Janus’s employee retention as a result of the proposed merger; (vi) the effects of pending and future legislation; (vii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (viii) the amount of the costs, fees, expenses and other charges related to the merger; (ix) risks of the self-storage industry; (x) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (xi) litigation, complaints, and/or adverse publicity; (xii) the ability to meet NYSE’s listing standards following the consummation of the proposed transaction and (xiii) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Juniper and is not intended to form the basis of an investment decision in Juniper. All subsequent written and oral forward-looking statements concerning Janus and Juniper, the proposed transaction or other matters and attributable to Janus and Juniper or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Juniper and Janus undertake no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contacts, Janus

Rodny Nacier / Brad Cray

IR@janusintl.com

(770) 562-6399

Media Contacts, Janus

Phil Denning / Nora Flaherty

Media@janusintl.com

Media Contacts, Clearlake

Jennifer Hurson

JHurson@lambert.com